______________________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

AMENDMENT NO. 1 ON

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 8, 2006

The National Collegiate Student Loan Trust 2006-2
(Exact Name of Registrant as Specified in Charter)

The National Collegiate Funding LLC
(Exact Name of Depositor and Sponsor as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	333-113336-02 (Commission File Number)	51-6577755 (IRS Employer Identification No.)

800 Boylston Street, 34th Floor, Boston, MA (Address of Principal Executive Offices)		02199-8157 (Zip Code)

Registrant’s telephone number, including area code (800) 895-4283

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
______________________________________________________________________________

EXPLANATORY NOTE

The current report on Form 8-K of The National Collegiate Student Loan Trust 2006-2, as filed with the Securities and Exchange Commission on July 10, 2006 (the “Original Form 8-K”), is amended by this Amendment No. 1 on Form 8-K/A (the “Amended Form 8-K”). The Amended Form 8-K physically files, rather than incorporates by reference, certain exhibits containing redactions which are the subject of a confidential treatment request pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Each exhibit filed with this Amended Form 8-K was previously incorporated by reference in the Original Form 8-K. The Item 1.01 disclosure included in the Original Form 8-K, and all other exhibits thereto, remain unchanged.

Section 1 - Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

The National Collegiate Funding LLC (“NCF”) entered into an Interim Trust Agreement, with Wilmington Trust Company, as Delaware Trustee (the “Interim Trust Agreement”), dated as of May 23, 2006, forming The National Collegiate Student Loan Trust 2006-2 (the “Trust”). NCF entered into an Underwriting Agreement, dated as of May 25, 2006, among NCF, Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc. (the “Underwriting Agreement”). The Trust entered into an Indenture, dated as of June 1, 2006, with U.S. Bank National Association, as indenture trustee (the “Indenture”). The Interim Trust Agreement, the Underwriting Agreement and the Indenture were executed in connection with the Trust’s issuance of $673,330,000 in principal amount of its student loan asset-backed notes (the “Notes”) on June 8, 2006. The Trust used $532,964,747 of the net proceeds from the sale of the notes to purchase private student loans guaranteed by The Education Resources Institute, Inc. (the “Student Loans”).

The following agreements were also executed and delivered as of June 8, 2006 by the respective parties thereto in connection with the purchase of the Student Loans and the issuance of the Notes: (a) the Deposit and Sale Agreement between NCF and the Trust; (b) the Trust Agreement among Wilmington Trust Company, NCF and The Education Resources Institute, Inc.; (c) the Administration Agreement among the Trust, Wilmington Trust Company, U.S. Bank National Association, The National Collegiate Funding LLC and First Marblehead Data Services, Inc.; (d) the Back-up Administration Agreement among NCF, the Trust, First Marblehead Data Services, Inc., Wilmington Trust Company and U.S. Bank National Association; and (e) the Structuring Advisory Agreement between the Trust and The First Marblehead Corporation.

For a description of the terms and conditions of the transaction agreements, as well as information relating to the Student Loans and the issuance of the Notes, refer to the prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b) on June 6, 2006.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits:

Exhibit No.	Description
1.1(1)	Underwriting Agreement, dated as of May 25, 2006, among The National Collegiate Funding LLC, Credit Suisse Securities (USA) LLC, and Deutsche Bank Securities Inc.

4.1(1)	Indenture, dated as of June 1, 2006, between The National Collegiate Student Loan Trust 2006-2, and U.S. Bank National Association

5.1(1)	Opinion of Stroock & Stroock & Lavan LLP, dated as of June 8, 2006, with respect to legality of the Notes

8.1(1)	Opinion of Stroock & Stroock & Lavan LLP, dated as of June 8, 2006, regarding tax matters related to the Notes (contained in Exhibit 5.1)

23.1(1)	Consent of Stroock & Stroock & Lavan LLP, dated as of June 8, 2006 (contained in Exhibit 5.1)

99.1+	Amended and Restated Note Purchase Agreement (Education One Loan Program), dated as of May 1, 2002, between Bank One, N.A. and The First Marblehead Corporation, as amended

99.2+	Note Purchase Agreement (TERI-Guaranteed Bank of America Direct to Consumer Loan Program), dated as of June 30, 2003, between Bank of America, N.A. and The First Marblehead Corporation, as amended

99.3+	Note Purchase Agreement (Bank of America DTC Program), dated as of April 1, 2006, between Bank of America, N.A. and The First Marblehead Corporation

99.4+	Note Purchase Agreement (TERI-Guaranteed CFS Loan Program), dated as of May 15, 2002, between Charter One Bank, N.A. and The First Marblehead Corporation, as amended

99.5(1)+	Note Purchase Agreement (TERI-Guaranteed NextStudent Loan Program), dated as of May 15, 2002, between Charter One Bank, N.A. and The First Marblehead Corporation, as amended

99.6(1)+	Note Purchase Agreement (TERI-Guaranteed GMAC Bank Loan Program), dated as of May 30, 2003, between GMAC Bank and The First Marblehead Corporation

99.7(1)	Deposit and Sale Agreement, dated as of June 8, 2006, between The National Collegiate Funding LLC and The National Collegiate Student Loan Trust 2006-2

99.8(2)+	Amended and Restated Guaranty Agreement, dated May 13, 2002, between The Education Resources Institute, Inc. and Bank One, N.A.

99.9(1)+	Guaranty Agreement, dated June 30, 2003, between The Education Resources Institute, Inc. and Bank of America, N.A.

99.10(2)+	Guaranty Agreement (CFS Loan Program), dated as of May 15, 2002, between The Education Resources Institute, Inc. and Charter One Bank, N.A.

99.11(1)+	Guaranty Agreement (NextStudent Loan Program), dated as of May 15, 2002, between The Education Resources Institute, Inc. and Charter One Bank, N.A.

99.12(1)+	Guaranty Agreement, dated as of May 30, 2003, between The Education Resources Institute, Inc. and GMAC Bank

99.13+	Alternative Servicing Agreement, dated as of October 16, 2001, between the Pennsylvania Higher Education Assistance Agency and The First Marblehead Corporation

99.14(1)
Servicer Consent Letter, dated June 8, 2006, from The First Marblehead Corporation and accepted and agreed to by the Pennsylvania Higher Education Assistance Agency and The National Collegiate Student Loan Trust 2006-2

99.15(1)	Trust Agreement, dated as of June 8, 2006, among Wilmington Trust Company, The National Collegiate Funding LLC and The Education Resources Institute, Inc.

99.16(1)
Administration Agreement, dated as of June 8, 2006, among The National Collegiate Student Loan Trust 2006-2, Wilmington Trust Company, U.S. Bank National Association, The National Collegiate Funding LLC and First Marblehead Data Services, Inc.

99.17(1)
Back-up Administration Agreement, dated as of June 8, 2006, among The National Collegiate Funding LLC, The National Collegiate Student Loan Trust 2006-2, First Marblehead Data Services, Inc., Wilmington Trust Company and U.S. Bank National Association

99.18(1)	Structuring Advisory Agreement, dated as of June 8, 2006, between The National Collegiate Student Loan Trust 2006-2 and The First Marblehead Corporation

99.19(1)	Deposit and Security Agreement, dated as of June 8, 2006, among The Education Resources Institute, Inc., The National Collegiate Student Loan Trust 2006-2 and First Marblehead Data Services, Inc.

99.20(1)	Pool Supplement, dated as of June 8, 2006, among The First Marblehead Corporation, The National Collegiate Funding LLC and Bank One, N.A., by its successor by merger, JPMorgan Chase Bank, N.A.

99.21(1)+	Pool Supplement, dated as of June 8, 2006, among The First Marblehead Corporation, The National Collegiate Funding LLC and Bank of America, N.A.

99.22(1)+	Pool Supplement, dated as of June 8, 2006, among The First Marblehead Corporation, The National Collegiate Funding LLC and Bank of America, N.A.

99.23(1)	Pool Supplement, dated as of June 8, 2006, among The First Marblehead Corporation, The National Collegiate Funding LLC and Charter One Bank, N.A.

99.24(1)	Pool Supplement, dated as of June 8, 2006, among The First Marblehead Corporation, The National Collegiate Funding LLC and GMAC Bank

(1)   Exhibit previously filed as an exhibit to the Original Form 8-K.

(2)   Exhibit previously filed as an exhibit to the Original Form 8-K, incorporating by reference the current report on Form 8-K of The National Collegiate Student Loan Trust 2004-1 filed with the Securities and Exchange Commission on June 25, 2004.

+Confidential treatment has been requested for certain portions of this Exhibit pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL COLLEGIATE FUNDING LLC, as depositor for THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2006-2

By:	GATE HOLDINGS, INC., SOLE MEMBER

By:	/s/ John A. Foxgrover
Name: John A. Foxgrover
Title: Vice President

Dated: March 30, 2007

EXHIBIT INDEX

Exhibit No.	Description
1.1(1)	Underwriting Agreement, dated as of May 25, 2006, among The National Collegiate Funding LLC, Credit Suisse Securities (USA) LLC, and Deutsche Bank Securities Inc.

4.1(1)	Indenture, dated as of June 1, 2006, between The National Collegiate Student Loan Trust 2006-2, and U.S. Bank National Association

5.1(1)	Opinion of Stroock & Stroock & Lavan LLP, dated as of June 8, 2006, with respect to legality of the Notes

8.1(1)	Opinion of Stroock & Stroock & Lavan LLP, dated as of June 8, 2006, regarding tax matters related to the Notes (contained in Exhibit 5.1)

23.1(1)	Consent of Stroock & Stroock & Lavan LLP, dated as of June 8, 2006 (contained in Exhibit 5.1)

99.1+	Amended and Restated Note Purchase Agreement (Education One Loan Program), dated as of May 1, 2002, between Bank One, N.A. and The First Marblehead Corporation, as amended

99.2+	Note Purchase Agreement (TERI-Guaranteed Bank of America Direct to Consumer Loan Program), dated as of June 30, 2003, between Bank of America, N.A. and The First Marblehead Corporation, as amended

99.3+	Note Purchase Agreement (Bank of America DTC Program), dated as of April 1, 2006, between Bank of America, N.A. and The First Marblehead Corporation

99.4+	Note Purchase Agreement (TERI-Guaranteed CFS Loan Program), dated as of May 15, 2002, between Charter One Bank, N.A. and The First Marblehead Corporation, as amended

99.5(1)+	Note Purchase Agreement (TERI-Guaranteed NextStudent Loan Program), dated as of May 15, 2002, between Charter One Bank, N.A. and The First Marblehead Corporation, as amended

99.6(1)+	Note Purchase Agreement (TERI-Guaranteed GMAC Bank Loan Program), dated as of May 30, 2003, between GMAC Bank and The First Marblehead Corporation

99.7(1)	Deposit and Sale Agreement, dated as of June 8, 2006, between The National Collegiate Funding LLC and The National Collegiate Student Loan Trust 2006-2

99.8(2)+	Amended and Restated Guaranty Agreement, dated May 13, 2002, between The Education Resources Institute, Inc. and Bank One, N.A.

99.9(1)+	Guaranty Agreement, dated June 30, 2003, between The Education Resources Institute, Inc. and Bank of America, N.A.

99.10(2)+	Guaranty Agreement (CFS Loan Program), dated as of May 15, 2002, between The Education Resources Institute, Inc. and Charter One Bank, N.A.

99.11(1)+	Guaranty Agreement (NextStudent Loan Program), dated as of May 15, 2002, between The Education Resources Institute, Inc. and Charter One Bank, N.A.

99.12(1)+	Guaranty Agreement, dated as of May 30, 2003, between The Education Resources Institute, Inc. and GMAC Bank

99.13+	Alternative Servicing Agreement, dated as of October 16, 2001, between the Pennsylvania Higher Education Assistance Agency and The First Marblehead Corporation

99.14(1)
Servicer Consent Letter, dated June 8, 2006, from The First Marblehead Corporation and accepted and agreed to by the Pennsylvania Higher Education Assistance Agency and The National Collegiate Student Loan Trust 2006-2

99.15(1)	Trust Agreement, dated as of June 8, 2006, among Wilmington Trust Company, The National Collegiate Funding LLC and The Education Resources Institute, Inc.

99.16(1)
Administration Agreement, dated as of June 8, 2006, among The National Collegiate Student Loan Trust 2006-2, Wilmington Trust Company, U.S. Bank National Association, The National Collegiate Funding LLC and First Marblehead Data Services, Inc.

99.17(1)
Back-up Administration Agreement, dated as of June 8, 2006, among The National Collegiate Funding LLC, The National Collegiate Student Loan Trust 2006-2, First Marblehead Data Services, Inc., Wilmington Trust Company and U.S. Bank National Association

99.18(1)	Structuring Advisory Agreement, dated as of June 8, 2006, between The National Collegiate Student Loan Trust 2006-2 and The First Marblehead Corporation

99.19(1)	Deposit and Security Agreement, dated as of June 8, 2006, among The Education Resources Institute, Inc., The National Collegiate Student Loan Trust 2006-2 and First Marblehead Data Services, Inc.

99.20(1)	Pool Supplement, dated as of June 8, 2006, among The First Marblehead Corporation, The National Collegiate Funding LLC and Bank One, N.A., by its successor by merger, JPMorgan Chase Bank, N.A.

99.21(1)+	Pool Supplement, dated as of June 8, 2006, among The First Marblehead Corporation, The National Collegiate Funding LLC and Bank of America, N.A.

99.22(1)+	Pool Supplement, dated as of June 8, 2006, among The First Marblehead Corporation, The National Collegiate Funding LLC and Bank of America, N.A.

99.23(1)	Pool Supplement, dated as of June 8, 2006, among The First Marblehead Corporation, The National Collegiate Funding LLC and Charter One Bank, N.A.

99.24(1)	Pool Supplement, dated as of June 8, 2006, among The First Marblehead Corporation, The National Collegiate Funding LLC and GMAC Bank

(1)   Exhibit previously filed as an exhibit to the Original Form 8-K.

(2)   Exhibit previously filed as an exhibit to the Original Form 8-K, incorporating by reference the current report on Form 8-K of The National Collegiate Student Loan Trust 2004-1 filed with the Securities and Exchange Commission on June 25, 2004.

+Confidential treatment has been requested for certain portions of this Exhibit pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934.